ACQUISITIONS	12 Months Ended
Dec. 31, 2014
ACQUISITIONS [Abstract]
ACQUISITIONS
5.	ACQUISITIONS
Scandic American Shipping Ltd
On January 10, 2013 the Company acquired Scandic, which was previously owned by a company controlled by the Chairman and Chief Executive Officer of the Company, Mr. Herbjørn Hansson and his family.  The purchase price was $33.3 million, of which $18.1 million was paid in shares, $8.0 million was paid in cash and $7.2 million was payable to the seller for additional assets which were sold during the first quarter of 2013.  The number of shares issued was 1,910,112, trading at $9.50 on the acquisition date.  The Company performed an analysis of the fair value of the tangible assets acquired and liabilities assumed, resulting in recognition of $19.0 million of goodwill.  A settlement loss of $5.0 million relates to a preexisting contractual relationship between the Company and Scandic, which was recognized as a loss on contract in the consolidated Statements of Operations for the year ended December 31, 2013.
Orion Tankers Ltd

Orion was established as a pool manager equally owned by the Company and Frontline. In September 2012, it was agreed that Frontline would withdraw its nine Suezmax tankers from the pool during the fourth quarter of 2012. The withdrawal of these vessels was completed effective November 5, 2012.  On January 2, 2013, the Company acquired the remaining 50% of Orion at its nominal book value as of December 31, 2012.  Fair value of total assets acquired was $1.8 million and liabilities assumed $1.3 million, accordingly the cash consideration for the Company was $0.3 million for the remaining 50% stake and no goodwill or gain or loss was recognized.